UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 14, 2008

SMARTHEAT INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53052	98 -0514768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +86 (24) 2519-7699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

• Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

• Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

• Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

• Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 14, 2008, SmartHeat Inc. ("SmartHeat") issued a correction to its press release announcing its financial results for the quarter ended June 30, 2008. SmartHeat advised that the earnings per share for the second quarter 2008 should have been $0.03 rather than $0.04 as was reported in the original release. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 - Press Release of SmartHeat dated August 14, 2008, reporting a correction to SmartHeat's financial results for quarter ended June 30, 2008. Exhibit 99.1 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartHeat Inc.

Date: August 15, 2008	By:	/s/ Jun Wang
Jun Wang
Name: Jun Wang
Title: Chairman & CEO